SUNAMERICA SERIES TRUST
Asset Allocation
Procedures Pursuant to Rule 10f-3
For the quarter ended September 30, 2000

Securities Purchased:
(1)Name of Underwriters: Lehman Brothers, Salomon Smith
Barney

(2)Name of Issuer: Qwest Capital Funding

(3)Title of Security: 7.75% 8/15/06

(4)Date of Prospectus: 8/16/00

(5)Amount of Total Offering: $1,250,000,000

(6)Unit Price: 99.9030

(7)Underwriting Discount: .625%

(8)Rating: Baa1/BBB+

(9)Maturity Date: 8/15/06

(10)Current Yield: 7.757%

(11)Yield to Maturity: 7.771%

(12)Subordination Features: None

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: 525,000

(15)Dollar Amount of Purchases: $524,491

(16)Number of Shares Purchased: 525,000

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.04%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.09%

(20)Sum of (18) and (19): 0.13%

(21)Percentage of Portfolios Total Assets Applied to Purchase: 0.19%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: Salomon Smith Barney
(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1)Name of Underwriters: Goldman, Sachs & Co., JP Morgan, Morgan Stanley Dean Witter

(2)Name of Issuer: Telefonica Europe BV

(3)Title of Security: 7.35% 9/15/05

(4)Date of Prospectus: 9/14/00

(5)Amount of Total Offering: $1,250,000,000

(6)Unit Price: 99.9610

(7)Underwriting Discount: 0.35%

(8)Rating: A2/A+

(9)Maturity Date: 9/15/05

(10)Current Yield: 7.35%

(11)Yield to Maturity: 7.36%

(12)Subordination Features: None

(1)Name of Underwriters: Morgan Stanley Dean Witter, UBS Warburg

(2)Name of Issuer: Koninklijke KPN NV

(3)Title of Security: 7.5% 10/1/05

(4)Date of Prospectus: 9/27/00

(5)Amount of Total Offering: $750,000,000

(6)Unit Price: 99.9360

(7)Underwriting Discount: 0.35%

(8)Rating: A3/A-

(9)Maturity Date: 10/1/05

(10)Current Yield: 7.505%

(11)Yield to Maturity: 7.516%

(12)Subordination Features: None

(1)Name of Underwriters: Banc of America, Merrill Lynch,
Stephens Inc.

(2)Name of Issuer: Alltel Ohio LP

(3)Title of Security: 8% 8/15/10

(4)Date of Prospectus: 8/16/00

(5)Amount of Total Offering: $425,000,000

(6)Unit Price: 99.2930

(7)Underwriting Discount: 0.250%

(8)Rating: A2/A

(9)Maturity Date: 8/15/10

(10)Current Yield: 8.057%

(11)Yield to Maturity: 8.105%

(12)Subordination Features: None


SUNAMERICA SERIES TRUST
Alliance Growth Portfolio
Procedures Pursuant to Rule 10f-3
For the quarter ended September 30, 2000

Securities Purchased:
(1)Name of Underwriters: Goldman Sachs

(2)Name of Issuer: Tycom Ltd.

(3)Title of Security: Common Shares

(4)Date of Prospectus: 7/26/00

(5)Amount of Total Offering: $1,956,173,920

(6)Unit Price: $32.00

(7)Underwriting Spread or Commission: 5%=$1.60

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: $10,342,400

(16)Number of Shares Purchased: 323,200 Shares

(17)Years of Continuous operation: 5.75 years

(18)Percentage of Offering Purchased by Portfolio: 0.52%

(19)Percentage of Offering Purchased by Associated Portfolios: N/A

(20)Sum of (18) and (19): 0.52%

(21)Percentage of Portfolios Total Assets Applied to Purchase: 0.3%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: Goldman Sachs

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes-Co-Manager Donaldson Lufkin & Jenrette

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1) Name of Underwriters: Goldman Sachs

(2)Name of Issuer: 360 Networks Inc.

(3)Title of Security: Common Stock

(4)Date of Prospectus: 4/19/00

(5)Amount of Total Offering: $647,850,000

(6)Unit Price: $14.00

(7)Underwriting Spread or Commission: 5.5%=$0.77

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: Salomon Smith Barney

(2)Name of Issuer: Flag Telecom Holdings Ltd.

(3)Title of Security: Common Stock

(4)Date of Prospectus: 2/11/00

(5)Amount of Total Offering: $760,320,000

(6)Unit Price: $24.00

(7)Underwriting Spread or Commission: 5%=$1.20

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: CIBC World Markets

(2)Name of Issuer: Celeritek Inc.

(3)Title of Security: Common Stock

(4)Date of Prospectus: 6/15/00

(5)Amount of Total Offering: $93,000,000

(6)Unit Price: $46.50

(7)Underwriting Spread or Commission: 5.25%=$2.44

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A


SUNAMERICA SERIES TRUST
Asset Allocation
Procedures Pursuant to Rule 10f-3
For the quarter ended December 31, 2000

Securities Purchased:
(1)Name of Underwriters: Credit Suisse First Boston Corp.;
Chase Securities, Inc.; Goldman, Sachs & Co.;
Morgan Stanley Dean Witter; Salomon Smith Barney

(2)Name of Issuer: Continental Airlines

(3)Title of Security: Continental Airlines 2000-2 7.07% 4/2/21

(4)Date of Prospectus: 11/14/00

(5)Amount of Total Offering: $380,340,000

(6)Unit Price: 100

(7)Underwriting Discount: 0.85%

(8)Rating: Aa3/AA+

(9)Maturity Date: 4/2/21

(10)Current Yield: 7.07%

(11)Yield to Maturity: 7.07%

(12)Subordination Features: None

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: 300,000

(15)Dollar Amount of Purchases: $300,000

(16)Number of Shares Purchased: 300,000

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.08%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.11%

(20)Sum of (18) and (19): 0.19%

(21)Percentage of Funds Total Assets Applied to Purchase: 0.12%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: First
Boston

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1)Name of Underwriters: Credit Suisse First Boston Corp.;
Chase Securities, Inc.; Morgan Stanley Dean Witter;
Solomon Smith Barney

(2)Name of Issuer: Continental Airlines

(3)Title of Security: Continental Airlines 2000-2 8.307% 10/2/19

(4)Date of Prospectus: 11/14/00

(5)Amount of Total Offering: $151,088,000

(6)Unit Price: 100

(7)Underwriting Discount: 0.85%

(8)Rating: A2/AA-

(9)Maturity Date: 10/2/19

(10)Current Yield: 8.307%

(11)Yield to Maturity: 8.307%

(12)Subordination Features: B-Tranche of 3-Tranche deal

(1)Name of Underwriters: Credit Suisse First Boston Corp.;
Chase Securities, Inc.; Morgan Stanley Dean Witter;
Solomon Smith Barney

(2)Name of Issuer: Continental Airlines

(3)Title of Security: Continental Airlines 2000-2 8.312% 10/2/12

(4)Date of Prospectus: 11/14/00

(5)Amount of Total Offering: $138,764,000

(6)Unit Price: 100

(7)Underwriting Discount: 0.85%

(8)Rating: Baa1/A-

(9)Maturity Date: 10/2/12

(10)Current Yield: 8.312%

(11)Yield to Maturity: 8.312%

(12)Subordination Features: C-Tranche of 3-Tranche Deal

(1)Name of Underwriters: Goldman Sachs & Co.;
Morgan Stanley Dean Witter; Chase Securities, Inc.;
Solomon Smith Barney; Bank of America; Bank of New York;
Credit Suisse First Boston Corp.

(2)Name of Issuer: Delta Airlines

(3)Title of Security: Delta Airlines 2000-1 7.57% 5/18/02

(4)Date of Prospectus: 11/7/00

(5)Amount of Total Offering: $738,136,000

(6)Unit Price: 100

(7)Underwriting Discount: 0.65%

(8)Rating: Aa2/AAA

(9)Maturity Date: 5/18/12

(10)Current Yield: 7.57%

(11)Yield to Maturity: 7.57%

(12)Subordination Features: None


SUNAMERICA SERIES TRUST
Asset Allocation-Growth Portion
Procedures Pursuant to Rule 10f-3
For the quarter ended December 31, 2000

Securities Purchased:
(1)Name of Underwriters: Goldman Sachs & Co.

(2)Name of Issuer: Corning Inc.

(3)Title of Security: Common Stock

(4)Date of Prospectus: 11/2/00

(5)Amount of Total Offering: $2,137,500,000

(6)Unit Price: $71.25

(7)Underwriting Spread or Commission: 2.75% - $1.96

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: $4,474,500

(16)Number of Shares Purchased: 62,800 Shares

(17)Years of Continuous operation: The company has been in continuous operation for greater than Five years.

(18)Percentage of Offering Purchased by Portfolio: 0.20%

(19)Percentage of Offering Purchased by Associated Portfolios: N/A

(20)Sum of (18) and (19): 0.20%

(21)Percentage of Portfolios Total Assets Applied to Purchase: 0.15%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: Goldman Sachs

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? No

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1)Name of Underwriters: Chase H&Q

(2)Name of Issuer: Elastic Networks, Inc.

(3)Title of Security: Common Stock

(4)Date of Prospectus: 9/29/00

(5)Amount of Total Offering: $101,400,000

(6)Unit Price: $13.00

(7)Underwriting Spread or Commission: 7.0% - $0.91

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: Morgan Stanley Dean Witter

(2)Name of Issuer: Ceragon Networks Ltd.

(3)Title of Security: Common Stock

(4)Date of Prospectus: 8/4/00

(5)Amount of Total Offering: $85,000,000

(6)Unit Price: $17.00

(7)Underwriting Spread or Commission: 7.0% - $1.19

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: Credit Suisse First Boston

(2)Name of Issuer: Corvis Corp.

(3)Title of Security: Common Stock

(4)Date of Prospectus: 7/27/00

(5)Amount of Total Offering: $1,138,500,000

(6)Unit Price: $36.00

(7)Underwriting Spread or Commission: 7.0% - $2.52

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A